EXHIBIT 10.1

                            SECTION 906 CERTIFICATION

           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of American Israeli Paper Mills Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Avi Patir, Chief Executive Officer of the Company, certify, that:

                  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/  Avi Patir
                                              ----------------------------------
                                              Name:    Avi Patir
                                              Title:   Chief Executive Officer
                                              Date:    June 23, 2003

         A signed original of this written statement required by Section 906 has been provided to American Israeli Paper Mills Ltd. and will be retained by American Israeli Paper Mills Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.